Execution Copy AMENDMENT NO. 4 TO RECEIVABLES LOAN AND SECURITY AGREEMENT AMENDMENT NO. 4, dated as of June 4, 2019 (this "Amendment"), to the Receivables Loan and Security Agreement, dated as of January 25, 2018 (as amended, the "RLSA") by and among VOLT FUNDING II, LLC, a Delaware limited liability company (as the "Borrower"), VOLT INFORMATION SCIENCES, INC., a New York corporation, as the servicer (in such capacity, the "Servicer"), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company ("Autobahn"), as the Conduit Lender prior to the Conduit Lender's cessation, if any, in its sole discretion, as a Conduit Lender and a Lender and LC Participant, the other Lenders and LC Participants from time to time party thereto, together with their respective successors and assigns (the "Lenders"), DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH ("DZ Bank"), as agent (in such capacity, together with its successors and assigns, the "Agent") and AUTOBAHN and DZ BANK, as Letter of Credit issuers (together with their respective successors and assigns, the "LC Issuers"). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed thereto in the RLSA. WHEREAS, Autobahn continues to be the sole Lender under the RLSA; WHEREAS, the Borrower has advised the Agent that certain or all of the Receivables owed by that certain Customer identified on Schedule A hereto (the "Specified Customer") are more than 90 days past due, for reasons unrelated to credit matters (with all Receivables of the Specified Customer being referred to herein as the "Specified Receivables"); and WHEREAS, none of the Specified Receivables is an MSP Receivable; and WHEREAS, ongoing negotiations directly with the Specified Customer are expected to be resolved in a mutually acceptable manner such that existing Specified Receivables and future Specified Receivables would no longer be past due; and WHEREAS, on account of those existing past due balances, and in anticipation of the time needed to resolve the same fully, the Borrower anticipates that there may arise an Event of Default pursuant to Section 9.0l(p) of the RLSA (the "90-Day Delinquency EOD"), because the average of the 90-Day Delinquency Rates for the preceding three (3) consecutive Remittance Periods may exceed 2.25% in respect of the Settlement Dates in June, July and August of 2019; and WHEREAS, were the 90-Day Delinquency EOD to occur, the same underlying circumstance also would constitute a Servicer Event of Default pursuant to Section 9.02(d) of the RLSA (the "90-Day Delinquency Servicer EOD"), which in turn also would constitute an Event of Default pursuant to Section 9.0l(f) of the RLSA (the "Servicer Cross Default"); and WHEREAS, the Borrower therefore has requested that the RLSA be amended in order to address prospectively (by waiver) the anticipated forthcoming 90-Day Delinquency EOD, the 90-Day Delinquency Servicer EOD and the Servicer Cross Default; and us 164971086

WHEREAS, the parties hereto are entering into this Amendment, in writing as required under Section 16.06 of the RLSA, in order to effect such waiver, which is being effected subject to the terms and conditions set forth herein. NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows: SECTION 1. AMENDMENT AND TERMS THEREOF 1.1 Pursuant to the terms and subject to the conditions hereof, the parties hereto hereby amend the Agreement to waive, solely with respect to determinations in respect of Settlement Dates occurring in June through October of2019, the anticipated occurrence of (i) the 90-Day Delinquency EOD, (ii) the 90-Day Delinquency Servicer EOD (solely to the extent arising from the same events giving rise to the 90-Day Delinquency EOD), (iii) the Servicer Cross Default (solely to the extent due to occurrence and continuation of the 90-Day Delinquency Servicer EOD ), and (iv) the right to exercise remedies pursuant to Section 9.01 of the RLSA solely on the basis of the foregoing Events of Default or pursuant to Section 9.02 of the RLSA solely on the basis of the foregoing Servicer Event of Default. 1.2 The waiver set forth in Section 1.1 above shall be effective only for so long as the Borrower and Servicer shall comply with the following terms, which terms are agreed to by the Borrower and Servicer by their execution hereof as though such terms were included as covenants in the RLSA, and so long as the following facts continue to be true and accurate: a. The Servicer, on behalf of the Borrower, shall calculate the Borrowing Base during the Remittance Periods immediately preceding the Settlement Dates in June, July and August (other than as adjusted pursuant to Section 1.3 below; such Remittance Periods, as so adjusted, the "Affected Remittance Periods"), in each case without including any Specified Receivables in the Eligible Receivables Balance (the Borrowing Base, as so calculated, the "Adjusted Borrowing Base") and shall reflect the Adjusted Borrowing Base in each Daily Borrowing Base Report during the Affected Remittance Periods. b. The Servicer, on behalf of the Borrower, shall calculate the 90-Day Delinquency Rates for each of the Affected Remittance Periods, in each case excluding all Specified Receivables from both the numerator and denominator of such calculation), and shall adjust the Monthly Report with respect to each Settlement Date in June through October 2019 (or such earlier date as specified pursuant to Section 1.3 below) to calculate the 90-Day Delinquency Rate as so modified for each of the Affected Remittance Periods (each the "Modified 90-Day Delinquency Rate" for the related Remittance Period). c. There shall at no time during the Affected Remittance Periods (as well as, in the event of delivery of a notice as specified in Section 1.3 below, the portion of the Remittance Period in which such notice is given occurring on or before the date of 2 us 164971086 delivery of such notice) exist a Borrowing Base Deficiency when determined using the Adjusted Borrowing Base in place of the Borrowing Base. d. With respect to each Settlement Date in June through October of 2019, the average of the 90-Day Delinquency Rates for the preceding three (3) consecutive Remittance Periods (using the Modified 90-Day Delinquency Rates for the Affected Remittance Periods) shall not exceed 2.25%. e. The Servicer shall be deemed to represent in each such Monthly Report that no Specified Receivable is subject to any reduction or cancellation (other than where a Deemed Collection shall have been deemed to have been received by the Borrower under Section 2.06 of the RLSA and a deposit shall have been made in the Collection Account as and to the extent required under Sections 2.06 and 6.01 of the RLSA). f. No Event of Default or Servicer Event of Default, other than as explicitly waived hereby, shall have occurred and be continuing. 1.3 Borrowing Base Deficiencies for periods other than Affected Remittance Periods (and the portion of any Remittance Period in which a notice pursuant to this Section 1.3 is given that is on or before the date of such notice), and 90-Day Delinquency Rates for Remittance Periods other than Affected Remittance Periods, shall continue to be determined without adjustment as contemplated by this Amendment. The Borrower may at any time, by written notice to the Agent, the Servicer and the Administrator, terminate further application of the adjustments contemplated by this Amendment, whereupon (i) the Remittance Period during which such notice is given (without there being any requirement to restate reports theretofore submitted or prepared) and any Remittance Period beginning after the date of such notice shall no longer be included as an Affected Remittance Period and adjustment of Monthly Reports pursuant to Section 1.2(b) above shall apply on for Settlement Dates referring to one or more Adjusted Remittance Periods, and (ii) each determination of the Borrowing Base and the existence or absence of a Borrowing Base Deficiency shall, beginning on the Business Day following the day on which such notice is delivered, be determined without adjustment to an Adjusted Borrowing Base. 1.4 If at any time the Borrower or Servicer shall not be in compliance with the terms set forth in Section 1.2 above or any facts specified therein shall cease to be true and accurate, the waiver provided by the Amendment shall without further action be revoked. 1.5 Upon the revocation pursuant to Section 1.4 above of the waiver provided by this Amendment, the Lenders and the Agent shall have all rights and remedies provided under the RLSA with respect to the provisions waived pursuant to Section 1.1 above to the full extent that such rights and remedies would have been available to the Lenders and the Agent if this Amendment had never been adopted and such waiver had never been granted. SECTION 2. CONDITIONS TO EFFECTIVENESS This Amendment shall be effective upon the execution and delivery of counterparts hereof by the parties signatory hereto and the fulfillment of the following terms and conditions: 3 us 164971086

2.1 All representations and warranties contained in the RLSA or made in writing to Autobahn or the Agent in connection herewith shall be true and correct in all material respects. 2.2 No Event of Default or Servicer Event of Default nor any event that but for notice or lapse of time or both would constitute an Event of Default or Servicer Event of Default shall have occurred and be continuing (other than any such event that is explicitly waived by the provisions hereof). SECTION 3. MISCELLANEOUS 3.1 Each of the parties hereto represents and warrants (which representations and warranties shall survive the execution and delivery hereof) that such Person has the corporate or limited liability company power and authority to execute and deliver this Amendment and has taken or caused to be taken all necessary actions to authorize the execution and delivery of this Amendment. 3 .2 The parties hereto hereby acknowledge and agree that, except for the specific waivers and agreements set forth above, nothing herein shall be deemed to be a consent to or waiver or amendment of any covenant or agreement contained in the RLSA or any other document executed in connection therewith, and each such party hereby agrees that all of the covenants and agreements contained in the RLSA or any other document executed in connection therewith, subject to the waivers set forth herein, are hereby ratified and confirmed in all respects. 3.3 This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. 3.4 THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION. 4 us 164971086

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written. THE SERVICER: VOLT INFORMATION SCIENCES, INC., as Servicer By:~~ Name: Kevin O.Hannon Title: VP & Treasurer THE BORROWER: VOLT FUND:;z;:: Borrower By:~~~~b--~~<-=--~~~~~~- Namc:_ Kevin D.Hannon Title: VP & Treasurer 5 US J64971086v6

THE FINAL LC ISSUER:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH

By:__________________
Name: Mehul Patel
Title: Vice President

By:__________________
Name: Eva Geng
Title: Assistant Vice President

THE AGENT:

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH

By:__________________
Name: Mehul Patel
Title: Vice President

By:__________________
Name: Eva Geng
Title: Assistant Vice President

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THE CONDUIT LENDER:

AUTOBAHN FUNDING COMPANY LLC,
as a Lender

By: ____________________
Name: Mehul Patel
Title: Vice President

By: ____________________
Name: Eva Geng
Title: Assistant Vice Preside

Commitment: $115,000,000

THE INITIAL LC ISSUER:

AUTOBAHN FUNDING COMPANY LLC,
as the initial LC Issuer

By: ____________________
Name: Mehul Patel
Title: Vice President

By: ____________________
Name: Eva Geng
Title: Assistant Vice President

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